J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Growth Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 6, 2012 to the

Summary Prospectuses dated November 1, 2011, as supplemented

Effective April 1, 2012, the portfolio manager information for the Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” will be deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis Ruhl	2012	Managing Director
Jason Alonzo	2005	Executive Director
Pavel Vaynshtok	2012	Executive Director

Also effective immediately, the first paragraph of the summary prospectus will be deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2011 as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-INTPG-312